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                        CERTIFICATE OF TRUST
                                 OF
                    FIRST AMERICA CAPITAL TRUST

      THIS CERTIFICATE OF TRUST of FIRST AMERICA CAPITAL TRUST (the "Trust"), dated as of June 18, 1998, is being duly executed and filed by WILMINGTON TRUST COMPANY, a Delaware banking corporation, JAMES F.
DIERBERG, ALLEN H. BLAKE and LAURENCE J. BROST, each an individual, as trustees, to form a business trust under the Delaware Business Trust Act (12 Delaware Code Section 3801 et seq.).


1. NAME. The name of the business trust formed hereby is FIRST AMERICA CAPITAL TRUST.

2. DELAWARE TRUSTEE. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

3.    EFFECTIVE DATE.  This Certificate of Trust shall be effective on
      June 18, 1998.

      IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust as of the date first above written, in accordance with Section 3811(a) of the Delaware Business Trust Act.


                               WILMINGTON TRUST COMPANY,
                               as trustee


                               By: /s/ James P. Lawler
                                  -----------------------------------------
                               Its: Vice President
                                   ----------------------------------------


                               /s/ James F. Dierberg
                               --------------------------------------------
                               JAMES F. DIERBERG
                               as Trustee


                               /s/ Allen H. Blake
                               --------------------------------------------
                               ALLEN H. BLAKE
                               as Trustee


                               /s/ Laurence J. Brost
                               --------------------------------------------
                               LAURENCE J. BROST
                               as Trustee